STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Statements Of Operations
Revenue	$ 39,761
Cost of goods sold	25,439
Gross Profit	14,322
Operating expenses:
Research and development	184,315	113,862
General and administrative	196,670	191,379
Professional fees	923,175	332,650
Total operating expenses	1,304,160	637,891
Net operating loss	(1,289,838)	(637,891)
Other income (expense):
Interest expense	(351,502)	(817,423)
Other expense		(340,647)
Gain on settlement		53,788
Change in derivative liabilities	(2,115,986)	(26,048)
Loss on joint venture	(6,232)
Total other income (expense)	(2,473,720)	(1,130,330)
Net loss	$ (3,763,558)	$ (1,768,221)
Weighted average number of common shares outstanding - basic and fully diluted	489,686,283	151,651,420
Net loss per share - basic and fully diluted	$ (0.01)	$ (0.01)